UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2008

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	8K	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 10, 2008, the registrant announced its financial results for the quarter ended September 30, 2008. On November 10, 2008, the registrant issued a Press Release for the quarter ended September 30, 2008, which is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Furmanite Corporation press release dated November 10, 2008 reporting its financial results for the third quarter 2008.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange
Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

November 10, 2008	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Sr. Vice President, CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release